Exhibit 10.1

THIRD AMENDMENT TO

REAL ESTATE OPTION AGREEMENT

THIS THIRD AMENDMENT is entered into between Freeport Area Economic Development Foundation, an Illinois not-for-profit corporation, herein referred to as “Optionor,” and Blackhawk Biofuels, LLC, herein referred to as “Optionee.”

RECITALS

A.    Optionor and Optionee have previously entered into a Real Estate Option Agreement; and Amendment to Real Estate Option Agreement; and a Second Amendment to Real Estate Option Agreement, a copy of said documents are attached hereto and incorporated by reference.

B.    The parties desire to further extend the date for the exercise of the Option as herein set forth.

AGREEMENT

NOW, THERFORE, the parties agree as follows:

1.     Paragraph 3(b) of the Real Estate Option Agreement is amended effective the date hereof to read as follows:

This Option shall remain in effect until July 31, 2007.  Optionee may exercise this Option at any time prior to said date.

2.     Except as herein set forth, all other terms and conditions of the Real Estate Option Agreement remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Amendment.

OPTIONOR:

Dated: June 25, 2007.	FREEPORT AREA ECONOMIC
DEVELOPMENT FOUNDATION

	By	/S/ Robert J. Skurla
Robert Skurla, Executive Director

OPTIONEE:

Dated: June 26, 2007.	BLACKHAWK BIOFUELS, LLC

	By	/S/ Ronald Mapes

This Instrument Prepared by:

Attorney Dan G. Fishburn

Snow, Hunter, Whiton & Fishburn, Ltd.

8 East Stephenson Street

Freeport, IL 61032 (815-235-2511)

REAL ESTATE OPTION AGREEMENT

THIS AGREEMENT entered into this 20th day of June, 2006, between Freeport Area Economic Development Foundation, an Illinois not-for-profit corporation, herein referred to as “Optionor,” whose address is 27 W. Stephenson Street, Freeport, Illinois 61032, and Blackhawk Biofuels, LLC, herein referred to as “Optionee,” whose address is 22 S. Chicago Avenue, Freeport, Illinois 61032.

1.             Consideration and Grant of Option.  In consideration of the payments herein set forth from Optionee to Optionor, Optionor hereby grants to Optionee an option to purchase Lot 7 in the Replat of Mill Race Industrial Park (a copy of the draft of the Replat is attached hereto marked at Exhibit A) which is located in the Stephenson County Economic Development area in Stephenson County, Illinois (herein referred to as the “Property”), together with all easements and appurtenances thereto, for the price and within the time specified herein.  This Real Estate Option Agreement is contingent upon Optionor obtaining all necessary government approval and the filing of the Replat of Mill Race Industrial Park in accordance with the Replat which is attached hereto.  In the event the Replat is not approved, this Option Agreement shall be null and void and any monies paid to Optionor by Optionee shall be refunded to Optionee.

2.             Payment for Option.  Optionee shall pay Optionor the sum of Eight Hundred Twenty-five Dollars ($825.00) per month on the first of each month commencing August 1, 2006, and on the first of each month thereafter.  Said payment shall be in consideration for the Option granted to Optionee.  The payment will not be applied to the purchase price in the event Optionee exercises this Option.  In the event Optionee fails to exercise the Option according to its terms, Optionor shall retain all sums paid under the terms of this Option Agreement.

3.             Exercise of Option.  This option may be exercised by Optionee as follows:

a.             By written notice from Optionee to Optionor, at the address provided herein, which written notice shall provide for a date for closing within 60 days of the date of the written notice.

b.             This option shall remain in effect until December 31, 2006.  Optionee may exercise this option at any time prior to said date.

c.             If Optionee fails to exercise this option within the time period set forth above, Optionee’s right to exercise the option and purchase the Property shall automatically terminate and this agreement shall be of no force and effect.

4.             Non-Exercise of Option.  In the event Optionee does not exercise the option to purchase the Property, the consideration paid to Optionor pursuant to Paragraph 2 above shall be forfeited and remain the property of Optionor.

5.             Assess to Property.  During the option period, Optionee shall be granted access to the property to perform any necessary due diligence as required by Optionee.  Provided however, Optionee shall respect the rights of the current tenants on the premises and shall not disrupt or interfere with the tenants or their business.  Optionee shall return the Property to its original condition after the completion of any tests, surveys or inspections.  All costs of due diligence studies shall be borne by Optionee.

6.             Purchase Price and Terms of Payment.  The purchase price paid for the property shall be $15,000.00 per surveyed acre.  Optionor and Optionee agree that upon the exercise of the Option, the parties shall sign an Agreement for Deed, prepared by Optionee’s attorney and approved by Optionor’s attorney, the exercise of the option shall be contingent upon both parties executing an Agreement for Deed which is acceptable to both Optionor and Optionee.  The purchase price shall be determined by survey, the total purchase price shall be the number of surveyed acres times the price per acre as hereinabove set forth.

7.             Notice.  All notices provided for in this instrument, if not delivered in person, shall be sent by U.S. Certified Mail, Return Receipt Requested, to the party at the address given above, or to any other address either party may have designated for receipt of such notices by written notice of a change of address.

8.             Representations.  Optionor and Optionee hereby warrant and represent to each other that no real estate broker has participated in this transaction and that this instrument contains the entire agreement of the parties and that any prior discussions or negotiations not set forth in this Agreement are of no further force and effect.

9.             Assignment.  Optionor and Optionee agree that this Option may be assigned by Optionee without the prior written consent of Optionor and that assignee of Optionee shall have all rights of Optionee hereunder.

10.           Governing Law.  This Agreement shall be governed by the laws of the State of Illinois.

11.           Prior Agreement Void.  Upon the execution of this Amended Real Estate Option Agreement, the prior Real Estate Option Agreement between the parties dated March 10, 2006, shall be null and void and of no further force and effect.

IN WITNESS WHEREOF, the parties have executed this Option the day and year first above written.

OPTIONOR:

FREEPORT AREA ECONOMIC DEVELOPMENT FOUNDATION

By	/S/ Robert J. Skurla
Robert Skurla, Executive Director

OPTIONEE:

BLACKHAWK BIOFUELS, LLC

By	/S/ Ronald Mapes
Member

Instrument Prepared by:

Attorney Dan G. Fishburn

Snow, Hunter, Whiton & Fishburn, Ltd.

8 East Stephenson Street

Freeport, IL 61032 (815-235-2511)

EXHIBIT A

[SURVEY]

AMENDMENT TO

REAL ESTATE OPTION AGREEMENT

THIS AMENDMENT TO REAL ESTATE OPTION AGREEMENT is entered into this 27th day of November, 2006, between Freeport Area Economic Development Foundation, an Illinois not-for-profit corporation, as Optionor, and Blackhawk Biofuels, LLC, as Optionee.

1.             Extension of Option.  Paragraph 3(b) of the Real Estate Option Agreement dated June 20, 2006 (the “Option Agreement”) is hereby amended to replace the date “December 31, 2006” with “March 31, 2007”.

2.             Other Terms of Option Agreement.  Except as amended by paragraph 1 hereof, all other terms of the Option Agreement shall remain in full force and effect between the parties.

IN WITNESS WHEREOF, the parties have executed this Amendment to Real Estate Option Agreement the day and year first above written.

OPTIONOR:

FREEPORT AREA ECONOMIC DEVELOPMENT FOUNDATION

By	/S/ Robert J. Skurla
Robert Skurla, Executive Director

OPTIONEE:

BLACKHAWK BIOFUELS, LLC

By	/S/ Ronald Mapes
Chair

SECOND AMENDMENT TO

REAL ESTATE OPTION AGREEMENT

THIS SECOND AMENDMENT is entered into between Freeport Area Economic Development Foundation, an Illinois not-for profit Corporation, herein referred to as “Optionor,” and Blackhawk Biofuels, LLC, herein referred to as “Optionee.”

RECITALS

A.            Optionor and Optionee have entered into a Real Estate Option Agreement dated June 20, 2006, a copy of said Agreement is attached hereto marked Exhibit A.

B.            Optionor and Optionee entered into an Amendment to Real Estate Option Agreement dated November 27, 2006.  The Amendment extended the Real Estate Option Agreement until March 31, 2007.  A copy of said Amendment is attached hereto marked Exhibit B.

C.            The parties desire to further extend the date for the exercise of the Option as set forth.

AGREEMENT

NOW, THEREFORE, the parties agree as follows:

1.             Paragraph 3(b) of the Real Estate Option Agreement is amended effective the date hereof to read as follows:

This Option shall remain in effect until June 30, 2007.  Optionee may exercise this Option at any time prior to said date.

2.             Except as herein set forth, all other terms and conditions of the Real Estate Option Agreement remain the same and in full force and effect.

IN WITNESS WHEREOF, the parties have executed this Second Amendment.

OPTIONOR:

Dated: March 20, 2007	FREEPORT AREA ECONOMIC
DEVELOPMENT FOUNDATION

	By	/S/ Robert J. Skurla
Robert Skurla, Executive Director

OPTIONEE:

Dated: March 20, 2007	BLACKHAWK BIOFUELS, LLC

	By	/S/ Ronald Mapes
Ronald Mapes, Chair

This Instrument Prepared by:

Attorney Dan G. Fishburn

Snow, Hunter, Whiton & Fishburn, Ltd.

8 East Stephenson Street

Freeport, IL 61032 (815-235-2511)